REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of June 17, 1998, is made between OPEN PLAN SYSTEMS, INC., a Virginia corporation ("OPS"), and GREAT LAKES CAPITAL, LLC, a Delaware limited liability company ("LLC").

                              W I T N E S S E T H:

     WHEREAS, OPS and LLC have entered into a Management and Consulting Agreement, dated as of June 17, 1998 (the "Consulting Agreement"), under which LLC agreed to provide certain management and consulting services to OPS; and

     WHEREAS, in consideration for such management and consulting services to be provided by LLC under the Consulting Agreement, OPS has entered into a Nonqualified Stock Option Agreement with LLC, dated as of June 17, 1998 (the "Stock Option Agreement"), for the purchase by LLC of up to 600,000 shares (the "Option Shares") of the Common Stock, without par value, of OPS (the "Common Stock"); and

     WHEREAS, in connection with the execution of the Consulting Agreement, OPS has issued 200,000 shares of Common Stock to LLC upon payment of the purchase price therefor as stated in the Consulting Agreement (the "Common Shares"); and

     WHEREAS, OPS has agreed to enter into this Agreement to provide certain registration rights to LLC in order to facilitate the resale of the Option Shares, the Common Shares and certain additional shares of Common Stock that LLC and its Affiliates may acquire following the date of the Consulting Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and in the Consulting Agreement, OPS and LLC hereby agree as follows:

                                    ARTICLE I

                                   Definitions

     For purposes of this Agreement, the following terms have the following meanings:

     (a) "Additional Shares" shall mean shares of Common Stock that LLC and its Affiliates may acquire following the date of the Consulting Agreement on the open market, in privately negotiated transactions and/or directly from OPS so that LLC and its Affiliates would beneficially own no greater than 21.0% of the issued and outstanding shares of Common Stock on a fully diluted basis; provided that shares of Common Stock that LLC and its Affiliates may acquire pursuant to OPS's 1996 Stock Incentive Plan and 1996 Stock Option Plan for Non-Employee Directors shall not be deemed to be Additional Shares.

     (b) "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 under the Exchange Act as in effect on the date of this Agreement.

     (c) "Blue Sky Filing" shall mean a filing made in connection with the registration or qualification of the LLC Shares under a particular state's securities or blue sky laws.

     (d) "Common Shares" shall have the meaning set forth in the recitals to this Agreement.

     (e) "Common Stock" shall have the meaning set forth in the recitals to this Agreement.

     (f) "Consulting Agreement" shall have the meaning set forth in the recitals to this Agreement.

     (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (h) "LLC Shares" shall mean collectively (i) the Common Shares, (ii) the Option Shares, (iii) the Additional Shares and (iv) such additional shares of Common Stock that OPS may issue with respect to such shares pursuant to any stock splits, stock dividends, recapitalizations, restructurings, reclassifications or similar transactions.

     (i) 'Nasdaq National Market" shall mean the National Market System of The Nasdaq Stock Market, Inc.

     (j) "Option Shares" shall have the meaning set forth in the recitals to this Agreement.

     (k) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act as in effect on the date of this Agreement.

     (l) "Prospectus" shall mean the prospectus included in the Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the LLC Shares covered by such Registration Statement, and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in any such prospectus.

     (m) "Registration Expenses" shall mean any and all out-of-pocket expenses incident to OPS's performance of or compliance with this Agreement, including, without limitation, (i) all registration and filing fees with the SEC and the National Association of Securities Dealers, Inc., (ii) all fees and expenses of complying with state securities or blue sky laws, (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the LLC Shares on the Nasdaq National Market, or any other exchange or automated interdealer quotation system as then applicable, (v) the fees and disbursements of OPS's counsel and of its independent public accountants, and (vi) the fees and expenses of any special experts retained by OPS in connection with the requested registration; provided that such expenses shall not include (x) any fees or disbursements of counsel to LLC or any underwriter and (y) any brokerage commissions and fees, underwriting discounts and commissions, transfer taxes and documentary stamp taxes, if any, relating to the sale or disposition of the LLC Shares.

     (n) "Registration Statement" shall mean the registration statement of OPS under the Securities Act that covers the resale of the LLC Shares pursuant to the terms of this Agreement, including the related Prospectus, all amendments and supplements to such registration statement, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

     (o) "SEC" shall mean the Securities and Exchange Commission.

     (p) "Securities Act" shall mean the Securities Act of 1933, as amended.

     (q) 'Stock Option Agreement" shall have the meaning set forth in the recitals to this Agreement.

                                   ARTICLE II

                           Registration of Securities

     Section 2.1. Securities Subject to this Agreement. The securities entitled to the benefits of this Agreement are the LLC Shares. For the purposes of this Agreement, one or more of the LLC Shares will no longer be subject to this Agreement when and to the extent that (i) a Registration Statement covering such LLC Shares has been declared effective under the Securities Act and such LLC Shares have been sold pursuant to such effective Registration Statement, (ii) such LLC Shares are distributed to the public pursuant to Rule 144 under the Securities Act, (iii) such LLC Shares shall have been otherwise transferred or disposed of, new certificates therefor not bearing a legend restricting further transfer or disposition shall have been delivered by OPS and, at such time, subsequent transfer or disposition of such securities shall not require registration or qualification of such LLC Shares under the Securities Act or any similar state law then in force, or (iv) such LLC Shares have ceased to be outstanding.

     Section 2.2. Registration Requirements.

     (a) Following the expiration or termination of the Consulting Agreement, LLC shall be entitled to request that OPS effect the registration of the LLC Shares in accordance with this Section 2.2. Such request shall be made prior to the date that is five years after the date of this Agreement and shall be in writing to OPS at the address and in the manner determined in accordance with
Section 5.1 hereof. Such written request shall set forth the names and addresses of LLC and any Affiliate of LLC that owns, either beneficially or of record, any LLC Shares and the amount of LLC Shares to be sold by such holder. The demand registration rights granted pursuant to this Section 2.2 may be exercised only by LLC on behalf of LLC and its Affiliates, and OPS shall not be required to effect more than one registration of the LLC Shares.

     (b) If all of the terms and conditions relating to the demand registration have been met by LLC and its Affiliates, including, but not limited to, the affirmative obligation of LLC and its Affiliates pursuant to Section 2.4 hereof to provide correct and complete information regarding LLC and its Affiliates, OPS agrees that it will use its best efforts to effect the registration of the number of LLC Shares set forth in the written request from LLC. Such registration shall be filed with the SEC as soon as practicable, but not later than ninety (90) days after the receipt by OPS of the written request under
Section 2.2(a) above. In addition, OPS shall, as soon as practicable, list on the Nasdaq National Market the Common Shares and reserve for listing, on a when issued basis, the Option Shares issuable upon exercise of the options set forth in the Stock Option Agreement.

     (c) OPS shall use its best efforts to maintain the effectiveness of the registration relating to the LLC Shares, and to maintain the listing of such LLC Shares on the Nasdaq National Market or any exchange or automated interdealer quotation system on which the Common Stock is then listed or quoted, for the period from the effective date of the Registration Statement relating to such LLC Shares to the date that is the earlier of (i) two years after the date by which LLC has exercised all options set forth in the Stock Option Agreement and
(ii) seven years after the date of this Agreement.

     Section 2.3 Piggy-Back Registration Rights.

     (a) In the event that, prior to the expiration or termination of the Consulting Agreement, OPS shall propose to file a registration statement under the Securities Act relating to a public offering by or through one or more underwriters of Common Stock for OPS's own account (other than pursuant to a registration statement on Form S-4 or Form S-8 or any successor forms, or filed in connection with an exchange offer or an offering of Common Stock solely to existing shareholders or employees of OPS) and on a form and in a manner that would permit the registration of the LLC Shares for sale to the public under the Securities Act, OPS shall (i) give written notice to LLC of its intention to do so and of the right of LLC and its Affiliates to have any or all of the LLC Shares then held by LLC and its Affiliates included among the securities to be covered by such registration statement and (ii) at the written request of LLC given to OPS within 20 days after OPS provides such notice, use its best efforts to include among the securities covered by such registration statement the number of such LLC Shares that LLC and its Affiliates shall have requested be so included (subject, however, to reduction in accordance with Section 2.3(b) below).

     (b) If the lead managing underwriter selected by OPS for an underwritten offering pursuant to Section 2.3(a) above determines that marketing factors require a limitation on the number of LLC Shares to be offered and sold by LLC and its Affiliates in such offering, there shall be included in such offering only that number of LLC Shares, if any, that such lead managing underwriter reasonably and in good faith believes will not jeopardize the success of the offering of all shares of Common Stock that OPS desires to sell for its own account. In such event and provided that the lead managing underwriter has so notified OPS in writing, the shares of Common Stock to be included in such offering shall consist of (i) the securities that OPS proposes to sell, and (ii) the number, if any, of LLC Shares requested to be included in such registration that, in the opinion of such lead managing underwriter, can be sold without jeopardizing the success of the offering of the shares of Common Stock that OPS desires to sell for its own account.

     (c) Nothing in this Section 2.3 shall create any liability on the part of OPS to LLC if OPS for any reason should decide not to file a registration statement proposed to be filed under Section 2.3(a) above or to withdraw such registration statement subsequent to its filing, regardless of any action whatsoever that LLC may have taken, whether as a result of the issuance by OPS of any notice hereunder or otherwise.

     (d) If any LLC Shares are to be included in any underwritten offering pursuant to Section 2.3(a) above, LLC shall be a party to the underwriting agreement between OPS and such underwriters, and LLC agrees to comply with the terms and conditions that may be imposed on such offering by the underwriters.

     Section  2.4.  Registration  Procedures.   In  order  to  comply  with  the
requirements of Section 2.2 above, OPS will:

     (a) prepare and file with the SEC a Registration Statement covering the LLC Shares on any SEC form or forms for which OPS then qualifies and that counsel for OPS shall deem appropriate, and which form shall be available for the sale of the LLC Shares in accordance with the intended methods of distribution thereof;

     (b) prepare and file with the SEC pre- and post-effective amendments to the Registration Statement and such amendments and supplements to the Prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration, or as may be required by the rules, regulations or instructions applicable to the registration form utilized by OPS, or by the Securities Act or the rules and regulations thereunder, necessary to keep such Registration Statement effective, and cause the Prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and otherwise comply with the provisions of the Securities Act with respect to the disposition of the LLC Shares;

     (c) furnish to LLC (or any Affiliate of LLC that owns, either beneficially or of record, any LLC Shares), and the underwriters if any, such number of copies of the Registration Statement and each pre- and post-effective amendment thereto, any Prospectus or Prospectus supplement and each amendment thereto and such other documents as LLC (or any Affiliate of LLC that owns, either beneficially or of record, any LLC Shares), and the underwriters if any, may reasonably request in order to facilitate the transfer or disposition of the LLC Shares by LLC (or any Affiliate of LLC that owns, either beneficially or of record, any LLC Shares);

     (d) make such Blue Sky Filings to register or qualify the LLC Shares under such state securities or blue sky laws of such jurisdictions as LLC (or any Affiliate of LLC that owns, either beneficially or of record, any LLC Shares), and the underwriters if any, may reasonably request, and do any and all other acts that may be reasonably necessary or advisable to enable LLC to consummate the transfer or disposition in such jurisdictions of the LLC Shares, except that OPS shall not for any such purpose be required (i) to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 2.4(d), it would not be obligated to be so qualified, (ii) to subject itself to taxation in any such jurisdiction, or
(iii) to consent to general service of process in any such jurisdiction;

     (e) notify LLC, and the underwriters if any, at any time when a Prospectus is required to be delivered under the Securities Act while the LLC Shares are subject to this Agreement, of OPS's becoming aware that a Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and prepare and furnish to LLC, and the underwriters if any, a reasonable number of copies of an amendment to such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such LLC Shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

     (f) promptly notify LLC, and the underwriters if any,

     (1) when any Prospectus or Prospectus supplement or pre- or post-effective amendment has been filed, and, with respect to the Registration Statement or post-effective amendment, when such Registration Statement or post-effective amendment has become effective;

     (2) of any request by the SEC or any other applicable regulatory authority for amendments or supplements to the Registration Statement or Prospectus or for additional information;

     (3) of the issuance by the SEC or any other applicable regulatory authority of any stop order of which OPS or its counsel is aware or should be aware suspending the effectiveness of the Registration Statement or any order preventing the use of a related Prospectus, or the initiation or any threats of any proceedings for such purpose; and

     (4) of the receipt by OPS of any written notification of the suspension of the registration or qualification of any of the LLC Shares for sale in any jurisdiction, or the initiation or any threats of any proceeding for such purpose;

     (g) use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its shareholders, as soon as reasonably practicable, an earnings statement that shall satisfy the provisions of Section 11(a) of the Securities Act, provided that OPS shall be deemed to have complied with this Section 2.4(g) if it has complied with Rule 158 under the Securities Act;

     (h) use its best efforts to provide a transfer agent and registrar for the LLC Shares covered by the Registration Statement no later than the effective date of such Registration Statement;

     (i) if the LLC Shares are to be sold in an underwritten offering, enter into a customary underwriting agreement and in connection therewith:

     (1) make such representations and warranties to the underwriters and to LLC and any Affiliate of LLC, to the extent that LLC and such Affiliate(s) are selling shareholders, in form, substance and scope as are customarily made by issuers to underwriters and selling shareholders in comparable underwritten offerings;

     (2) obtain opinions of counsel to OPS (in form, substance and scope reasonably satisfactory to the managing underwriters), addressed to the underwriters, and covering the matters customarily covered in opinions requested in comparable underwritten offerings, including, if requested by LLC or any Affiliate of LLC, a statement to the effect that such opinions may be relied upon by LLC and such Affiliate(s) of LLC, to the extent that LLC and such Affiliate(s) are selling shareholders;

     (3) obtain "cold comfort" letters and bring-downs thereof from OPS's independent certified public accountants addressed to the underwriters and LLC, such letters to be in customary form and covering the matters customarily covered in "cold comfort" letters by independent accountants in comparable underwritten offerings;

     (4) if requested, provide indemnification in accordance with the provisions and procedures of Article IV of this Agreement to all parties to be indemnified pursuant to such Article;

     (5) deliver such documents and certificates as the managing underwriters or LLC may reasonably request to evidence compliance with Section 2.4(f) above and with any customary conditions contained in the underwriting agreement; and

     (6) make its officers and directors reasonably available for "roadshows."

     (j) cooperate with LLC, and the underwriters if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing the securities to be sold under the Registration Statement, and enable such securities to be in such denominations and registered in such names as LLC, or the underwriters if any, may request;

     (k) if the managing underwriter or underwriters or LLC reasonably request, incorporate in a Prospectus supplement or post-effective amendment thereto such information as the managing underwriter or underwriters and LLC agree should be included therein relating to OPS and its business and financial condition and the plan of distribution with respect to such LLC Shares, including, without limitation, information with respect to the number of LLC Shares being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten offering of the LLC Shares to be sold in such offering and make all required filings of such Prospectus supplement or post-effective amendment as promptly as practicable upon being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

     (l) provide LLC, any underwriter and any attorney, accountant or other agent retained by LLC or underwriter (collectively, the "Inspectors") with (i) the opportunity to participate in the preparation of the Registration Statement, any Prospectus, and any amendment or supplement thereto and (ii) reasonable access during normal business hours to appropriate officers of OPS and its subsidiaries to ask questions and to obtain information that any such Inspector may reasonably request and make available for inspection all financial and other records, pertinent corporate documents and properties of any of OPS and its subsidiaries and affiliates (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility; provided, however, that the Records that OPS determines, in good faith, to be confidential and that it notifies the Inspectors in writing are confidential shall not be disclosed to any Inspector unless such Inspector signs or is otherwise bound by a confidentiality agreement reasonably satisfactory to OPS; and

     (m) in the event of the issuance of any stop order of which OPS or its counsel is aware or should be aware suspending the effectiveness of the Registration Statement or any order suspending or preventing the use of any related Prospectus or suspending the registration or qualification of any LLC Shares for sale in any jurisdiction, OPS promptly will use its best efforts to obtain its withdrawal.

     LLC shall furnish to OPS in writing such information regarding LLC and its Affiliates as is required to be disclosed pursuant to the Securities Act. LLC agrees to notify OPS promptly of any inaccuracy or change in information previously furnished by LLC to OPS or of the happening of any event in either case as a result of which the Registration Statement, a Prospectus, or any amendment or supplement thereto contains an untrue statement of a material fact regarding LLC or omits to state a material fact regarding LLC required to be stated therein or necessary to make the statements therein not misleading and to furnish promptly to OPS any additional information required to correct and
update  any   previously   furnished   information  or  required  so  that  such
Registration Statement, Prospectus, or amendment or supplement, shall not contain, with respect to LLC, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     LLC agrees that, upon receipt of any notice from OPS of the happening of any event of the kind described in Sections 2.4(e) or (m) above, LLC will forthwith discontinue the transfer or disposition of any LLC Shares pursuant to the Prospectus relating to the Registration Statement covering such LLC Shares until LLC's receipt of the copies of the amended or supplemented Prospectus contemplated by Section 2.4(e) or the withdrawal of any order contemplated by
Section 2.4(m), and, if so directed by OPS, LLC will deliver to OPS all copies, other than permanent file copies then in LLC's possession, of the Prospectus covering such LLC Shares at the time of receipt of such notice. The period during which any discontinuance under this paragraph is in effect is referred to herein as a "Discontinuance Period."

     Section 2.4. Registration Expenses. OPS will pay all Registration Expenses in connection with the registration of the LLC Shares pursuant to Section 2.4 above, and LLC shall pay (x) any fees or disbursements of counsel to LLC or any underwriter and (y) any brokerage commissions and fees, underwriting discounts and commissions, transfer taxes and documentary stamp taxes, if any, relating to the sale or disposition of the LLC Shares.

     Section 2.5. Selection of Underwriters. In connection with any underwritten offering pursuant to the Registration Statement filed pursuant to Section 2.4 above, LLC shall have the right to select a lead managing underwriter or underwriters to administer such offering, which lead managing underwriter or underwriters shall be reasonably satisfactory to OPS; provided, however, that OPS shall have the right to select a co-managing underwriter or underwriters for such offering, which co-managing underwriter or underwriters shall be reasonably satisfactory to LLC.

                                   ARTICLE III

                                 Holdback Period

     If one or more underwritten public offerings of shares of Common Stock (other than the LLC Shares) by OPS occur during the period of the effectiveness of the registration relating to the LLC Shares under Section 2.2(c) above, then, in connection with each such public offering, OPS may require LLC and its Affiliates to refrain from, and LLC and its Affiliates will refrain from, selling any of the LLC Shares for a period determined by OPS but not to exceed ninety (90) days (each such period referred to as a "Holdback Period") so long as OPS delivers written notice to LLC of OPS's requirement of a Holdback Period, and the length of such Holdback Period, no less than three days prior to the inception of the Holdback Period; provided that OPS may require LLC to refrain from selling any of the LLC Shares during no more than three such Holdback Periods; and provided further that OPS may require LLC to refrain from selling any of the LLC Shares during no more than two Holdback Periods in any one calendar year.

                                   ARTICLE IV

                          Indemnification; Contribution

     Section 4.1. Indemnification by OPS. OPS will, and hereby does indemnify and hold harmless, to the fullest extent permitted by law, and, subject to
Section 4.3 below, defend LLC and LLC's members, managers, employees, agents, representatives and each other Person, if any, who controls LLC within the meaning of the Securities Act, against any and all losses, claims, damages, liabilities and expenses, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law, including any amount paid in settlement of any litigation, commenced or threatened, and to reimburse them for any reasonable legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any pre- or post-effective amendment thereto or in any Blue Sky Filing, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or
(ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the indemnification agreement contained herein shall not apply to such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to OPS by LLC from time to time specifically for use in the Registration Statement, the Prospectus or any such amendment or supplement thereto or any Blue Sky Filing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of LLC or any other Person and shall survive the transfer of such securities by LLC.

     Section 4.2. Indemnification by LLC. LLC will, and hereby does, indemnify and hold harmless and, subject to Section 4.3 below, defend (in the same manner and to the same extent as set forth in Section 4.1 above) OPS and OPS's officers, directors, employees, agents, representatives and each other Person, if any, who controls OPS within the meaning of the Securities Act, with respect to any such untrue statement or alleged untrue statement in, or any such omission or alleged omission from, the Registration Statement, any Prospectus, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to OPS by LLC from time to time specifically for use in the Registration Statement, the Prospectus, and any such amendment or supplement thereto. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of OPS or any such director, officer or any other Person and shall survive the transfer of such securities by LLC.

     Section 4.3. Notices of Claims. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Sections 4.1 and 4.2 above, such indemnified party will give, if a claim in respect thereof is to be made against an indemnifying party, written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article IV, except to the extent that the indemnifying party is actually prejudiced in any material respect by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of reasonable investigation. If the indemnifying party advises an indemnified party that it will contest a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such Person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim in each case at the indemnifying party's expense. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the indemnified party's reasonable costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party that relates to such action or claim. The indemnifying party shall keep the indemnified party fully informed at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense, except that the indemnifying party shall be liable for such reasonable costs and expenses if, in such indemnified party's reasonable judgment, a conflict of interest between such indemnified and indemnifying parties may exist as described above. If the indemnifying party does not assume such defense, the indemnified party shall keep the indemnifying party informed at all times as to the status of the defense; provided, however, that the failure to keep the indemnifying party so informed shall not affect the obligations of the indemnifying party hereunder. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a general written release from all liability with respect to such claim or litigation.

     Section 4.4. Indemnification Payments. The indemnification required by this
Article IV shall be made by periodic payments of the amount thereof during the course of the investigation or defense as and when bills are received or expense, loss, damage or liability is incurred, subject to the receipt of such documentary support therefor as the indemnifying party may reasonably request.

     Section  4.5.  Contribution.  If the  indemnification  provided for in this
Article IV is unavailable to or insufficient to hold harmless a party otherwise entitled to be indemnified thereunder in respect to any losses, claims, damages and expenses (or actions, whether commenced or threatened, in respect thereof) referred to therein, then OPS and LLC shall contribute to the amount paid or payable by such party as a result of such losses, claims, damages, liabilities, expenses or actions in such proportion as is appropriate to reflect the relative fault of OPS and LLC in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities, expenses or actions. The relative fault of OPS and LLC shall be determined by reference to whether the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by OPS or by LLC and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. OPS and LLC agree that it would not be just and equitable if contributions pursuant to this
Section 4.5 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 4.5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

     Section 4.6. Other Rights and Liabilities. The indemnity and contribution agreements contained herein shall be in addition to (i) any cause of action or similar right of the indemnified party against the indemnifying party or others and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

                                    ARTICLE V

                                  Miscellaneous

     Section 5.1. Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if in writing (including telecopy or similar teletransmission), addressed as follows:

                  If to OPS,
                  to it at:        Open Plan Systems, Inc.
                                   4299 Carolina Avenue
                                   Building C
                                   Richmond, Virginia  23222
                                   Telecopier:  (804) 228-5656
                                   Attention:  Anthony F. Markel

                  With a copy to:  Williams Mullen Christian & Dobbins
                                   1021 East Cary Street, 16th Floor
                                   Richmond, Virginia  23219
                                   Telecopier:  (804) 783-6507
                                   Attention:  Theodore L. Chandler, Jr.,Esquire


                  If to LLC,
                  to it at:        Great Lakes Capital, LLC
                                   310 South Street
                                   Morristown, New Jersey  07960
                                   Telecopier:  (973) 539-7909
                                   Attention:  W. Sydnor Settle

                  With a copy to:  Dykema Gossett PLLC
                                   400 Renaissance Center
                                   Detroit, Michigan  48243-1668
                                   Telecopier:  (313) 568-6915
                                   Attention:  Fredrick M. Miller, Esquire


     Unless otherwise specified herein, such notices or other communications shall be deemed received (a) in the case of any notice or communication sent other than by mail, on the date actually delivered to such address (evidenced, in the case of delivery by overnight courier, by confirmation of delivery from the overnight courier service making such delivery, and in the case of a telecopy, by receipt of a transmission confirmation form or the addressee's confirmation of receipt), or (b) in the case of any notice or communication sent by mail, three business days after being sent, if sent by registered or certified mail, with first-class postage prepaid. Each of the parties hereto shall be entitled to specify a different address by giving notice as aforesaid to each of the other parties hereto.

     Section 5.2. Amendments. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated except by an instrument in writing signed by LLC and by OPS.

     Section 5.3. Successors and Assigns. Except as otherwise provided herein, this Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties and their respective successors and assigns, including without limitation in the case of any corporate party hereto any corporate successor by merger or otherwise; provided that no party may assign this Agreement without the other party's prior written consent.

     Section 5.4. Entire Agreement. This Agreement embodies the entire agreement and understanding among the parties relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. There are no representations, warranties or covenants by the parties hereto relating to such subject matter other than those expressly set forth in this Agreement, the Consulting Agreement and the Stock Option Agreement.

     Section 5.5. Specific Performance. The parties acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief.

     Section 5.6. Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

     Section 5.7. No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

     Section 5.8. No Third Party Beneficiaries. Except as provided in Article IV above, this Agreement is not intended to be for the benefit of and shall not be enforceable by any Person who or which is not a party hereto.

     Section 5.9. Consent to Jurisdiction. Each party to this Agreement, by its execution hereof, (i) hereby irrevocably submits, and agrees to cause each of its Affiliates to submit, to the jurisdiction of the federal courts located in the City of Richmond, Virginia, and in the event that such federal courts shall not have subject matter jurisdiction over the relevant proceeding, then of the state courts located in the City of Richmond, Virginia, for the purpose of any action arising out of or based upon this Agreement or relating to the subject matter hereof or the transactions contemplated hereby, (ii) hereby waives, and agrees to cause each of its Affiliates to waive, to the extent not prohibited by applicable law, and agrees not to assert, and agrees not to allow any of its Affiliates to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper, or that this Agreement or the subject matter hereof may not be enforced in or by such court and (iii) hereby agrees not to commence or to permit any of its Affiliates to commence any action arising out of or based upon this Agreement or relating to the subject matter hereof other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise. Each party hereby consents to service of process in any such proceeding in any manner permitted by Virginia law, as the case may be, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 5.1 above is reasonably calculated to give actual notice. Notwithstanding anything contained in this
Section 5.9 to the contrary with respect to the parties' forum selection, if an action is filed against a party to this Agreement, including its Affiliates, by a person who or which is not a party to this Agreement, an Affiliate of a party to this Agreement, or an assignee thereof (a "Third Party Action"), in a forum other than the federal district court or a state court located in the City of Richmond, Virginia, and such Third Party Action is based upon, arises from, or implicates rights, obligations or liabilities existing under this Agreement or acts or omissions pursuant to this Agreement, then the party to this Agreement, including its Affiliates, joined as a defendant in such Third Party Action shall have the right to file cross-claims or third-party claims in the Third Party Action against the other party to this Agreement, including its Affiliates, and even if not a defendant therein, to intervene in such Third Party Action with or without also filing cross-claims or third-party claims against the other party to this Agreement, including its Affiliates.

     Section 5.10. Governing Law. This Agreement shall be governed by and construed in accordance with the domestic substantive law of the Commonwealth of Virginia, without giving effect to any choice or conflict of law provision or rule that would cause the application of the law of any other jurisdiction.

     Section 5.11. Name, Captions. The name assigned to this Agreement and the section captions used herein are for convenience of reference only and shall not affect the interpretation or construction hereof.

     Section 5.12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.

     Section 5.13. Expenses. Each of the parties hereto shall bear their own expenses incurred in connection with this Agreement and the transactions contemplated hereby, except that in the event of a dispute concerning the terms or enforcement of this Agreement, the prevailing party in any such dispute shall be entitled to reimbursement of reasonable legal fees and disbursements from the other party or parties to such dispute.

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

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Registration Rights Agreement to be executed, as of the date first above written by their respective officers thereunto duly authorized.


                                                OPEN PLAN SYSTEMS, INC.


                                                By: /s/ Anthony F. Markel
                                                        Anthony F. Markel
                                                        Chairman of the Board


                                                GREAT LAKES CAPITAL, LLC

                                                By: /s/ W. Sydnor Settle
                                                        W. Sydnor Settle
                                                        Manager